UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): January 14, 2008

0-32923
(Commission file number)

FINANCIAL MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	33-0198542
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2355 Main Street, Suite 120 Irvine, CA 92614	(949) 486-3990
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events

Item 8.01    Issuance of Press release

On January 11, 2008, the Registrant issued a press release wherein the Chairman and Chief Executive Officer addressed shareholders. The press release announced key milestones the Company achieved in calendar 2007, and strategic and operational goals the company hopes to achieve in 2008.

A copy of the press release is attached to this Report as Exhibit 99.1, and incorporated herein by reference.

Section 9    Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1   Press Release dated January 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Media Group, Inc.

Date: January 14, 2008	/s/ ALBERT AIMERS
Albert Aimers
Chief Executive Officer